Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2023
Disclosure of contingent liabilities, commitments and concessions [Abstract]
Contingent Liabilities and Commitments
Note 18 – Contingent Liabilities and Commitments

A.	Contingent Liabilities

1.
OPC Rotem Power Purchase Agreement

In 2014 (commencing in August), letters were exchanged between OPC Rotem and IEC regarding the tariff to be paid by OPC Rotem to IEC in respect of electricity that it had purchased from the electric grid, in connection with sale of electricity to private customers, where the electricity generation in the power plant was insufficient to meet the electricity needs of such customers.

It is OPC Rotem’s position that the applicable tariff is the “ex-post” tariff, whereas according to IEC in the aforesaid exchange of letters, the applicable tariff is the TAOZ tariff, and based on part of the correspondences even a tariff that is 25% higher than the TAOZ tariff (and some of the correspondences also raise allegations of default of the PPA with IEC). In order to avoid a specific dispute, Rotem paid IEC the TAOZ tariff for the aforesaid purchase of electricity and commencing from that date, it pays IEC the TAOZ tariff on the purchase of electricity from IEC for sale to private customers.

IEC raised contentions regarding past accountings in respect of the acquisition cost of energy for OPC Rotem’s customers in a case of a load reduction of the plant by the System Operator, and collection differences due to non-transfer of meter data in the years 2013 through 2015. In addition, IEC stated its position with respect to additional matters in the arrangement between the parties relating to the acquisition price of surplus energy and the acquisition cost of energy by OPC Rotem during performance of tests. OPC Rotem’s position regarding the matters referred to by IEC, based on its legal advisors, is different and talks are being held between the parties.

In March 2022, OPC Rotem and the IEC signed a settlement agreement regarding past accounting in respect of the acquisition cost of energy for OPC Rotem’s customers in a case of a load reduction of the plant by Noga, and collection differences due to non-transfer of meter data between 2013 and 2015. As part of the settlement, OPC Rotem paid a total of approximately $2 million (approximately NIS 5.5 million) to the IEC. Subsequent to this, the System Operator contacted OPC Rotem with a claim that OPC Rotem had transmitted excess energy without coordinating the transmission with the System Operator, to which OPC Rotem disputes the claim.

As of December 31, 2023, in OPC Rotem’s estimation, it is more likely than not that OPC Rotem will not pay any additional amounts in respect of the period ended December 31, 2023. Therefore, no provision was included in the financial statements.

2.	Construction agreements

a.
OPC Hadera

In January 2016, an agreement was signed between OPC Hadera and SerIDOM Servicios Integrados IDOM, S.A.U (“IDOM”), for the design, engineering, procurement and construction of a cogeneration power plant, in consideration of about approximately $185 million (approximately NIS 639 million) (as amended several times as part of change orders, including an amendment made in 2019 and described below), which is payable on the basis of the progress of the construction and compliance with milestones (hereinafter – “the Hadera Construction Agreement”).

IDOM has provided bank guarantees and a corporate guarantee of its parent company to secure the said obligations, and OPC has provided a corporate guarantee to IDOM, in the amount of $10.5 million, to secure part of OPC Hadera’s liabilities. In addition, as part of an addendum to OPC Hadera’s construction agreement which was signed in October 2018, the parties agreed to waiver of past claims up to the signing date of the addendum.

In accordance with the construction agreement, OPC Hadera is entitled to certain compensation from IDOM in respect of the delay in completion of the construction of the Hadera Power Plant or compensation (limited to the amount of the limit set in the Agreement) in the event of failure to comply with the terms set out in the Agreement with regard to the Power Plant performance. The said compensation is capped by the amounts specified in the construction agreement, and up to an aggregate of $36 million.

According to the Construction Agreement, OPC Hadera has a contractual right to deduct any amount due to it under the Construction Agreement, including for the foregoing compensation, from any amounts that it owes to the construction contractor. In 2022, OPC Hadera deducted a total of $14 million from amounts payable to the construction contractor in respect of the final milestones.

In December 2023, Hadera and the Construction Contractor signed a settlement agreement, according to which, among other things, in exchange for the withdrawal from, and full and final settlement of, the parties' claims in connection with the disputes between Hadera and the Construction Contractor that are the subject of the arbitration proceeding, the Contractor will pay Hadera compensation in the amount of approx. NIS 74 million (approximately $21 million) (hereinafter - the "Compensation Amount"). It is clarified that the Compensation Amount includes the amounts offset by Hadera for the Construction Contractor totaling approximately $14 million, as mentioned above, such that the net balance of the Compensation Amount is approximately NIS 25 million (approximately $7 million). In addition, following the payment of the remaining Compensation Amount, the contractor's guarantees were released in accordance with the terms and conditions stipulated in the settlement agreement, and the Construction Contractor is entitled to a final acceptance certificate of the power plant under the construction agreement. Upon the signing of the settlement agreement, the arbitration proceeding between the parties also concluded.

As a result of the signing of the settlement agreement with the Construction Contractor, as of December 31, 2023, Hadera recognized in its statement of income approximately NIS 41 million (approximately $11 million) income before tax and the remaining of approximately NIS 33 million (approximately $9 million) against property, plant and equipment.

b.	OPC Tzomet

In September 2018, OPC Tzomet signed a planning, procurement and construction agreement (hereinafter – “the Agreement”) with PW Power Systems LLC (hereinafter – “Construction Contractor” or “PWPS”), for construction of the Tzomet project. The Agreement is a “lump sum turnkey” agreement wherein the Tzomet Construction Contractor committed to construct the Tzomet project in accordance with the technical and engineering specifications determined and includes various undertakings of the contractor.

In OPC Tzomet’s estimation, based on the work specifications, the aggregate consideration that will be paid in the framework of the Agreement is about $300 million, and it will be paid based on the milestones provided. Pursuant to the Agreement, the Tzomet Construction Contractor undertook to complete the construction work of the Tzomet project, including the acceptance tests by January 2023. The commercial operation period of OPC Tzomet Power Plant commenced on June 22, 2023.

It is noted that, according to the Construction Contractor, the continuity of construction work was affected, inter alia, by the COVID-19 Crisis, in light of the need for equipment and foreign work teams to arrive, and by delays in the global supply chains of components and equipment required for the project. As of December 31, 2023, OPC Tzomet is holding discussions with the Construction Contractor.

c.
OPC Sorek 2

In May 2020, OPC Sorek 2 signed an agreement with SMS IDE Ltd., which won a tender of the State of Israel for construction, operation, maintenance and transfer of a seawater desalination facility on the “Sorek B” site (the “Sorek B Desalination Facility”), where OPC Sorek 2 will construct, operate and maintain an energy generation facility (“Sorek B Generation Facility”) with a generation capacity of about 87 MW on the premises of the Sorek 2 Desalination Facility, and will supply the energy required for the Sorek B Desalination Facility for a period of 25 years after the operation date of the Sorek B Desalination Facility. At the end of the aforesaid period, ownership of the Sorek B Generation Facility will be transferred to the State of Israel. OPC undertook to construct the Sorek B Generation Facility within 24 months from the date of approval of the National Infrastructure Plan (approved in November 2021), and to supply energy at a specific scope of capacity to the Sorek B Desalination Facility.

OPC Sorek 2’s share of the amount payable to the construction contractor is estimated at approximately $42 million. The construction agreement includes provisions of capped agreed compensation in respect of delays, non-compliance with execution and availability requirements. The agreement also sets the scope of liability and requirements for provision of guarantees in the different stages of the project.

As a result of the outbreak of the War, Construction Contractor served OPC Sorek 2 with a force majeure notice and OPC Sorek 2 served on its behalf a force majeure notice to IDE.

3.	Agreements for the acquisition of natural gas

a.
OPC Rotem and OPC Hadera

OPC Rotem and OPC Hadera has an agreement with Tamar Group in connection to the supply of natural gas to the power plants. Both OPC Rotem and OPC Hadera undertook to continue to consume all the gas required for its power plants from Tamar Group (including quantities exceeding the minimum quantities) up to the completion date of the commissioning of the Karish Reservoir, except for a limited consumption of gas during the commissioning period of the Karish Reservoir.

In December 2017, OPC Rotem, OPC Hadera, Israel Chemicals Ltd. and Bazan Ltd., engaged in agreements with Energean Israel Ltd. (hereinafter – “Energean”), which has holdings in the Karish Reservoir, for the purchase natural gas. In 2020, Energean notified OPC that “force majeure” events happened during the year, in accordance with the clauses pursuant to the agreements, and that the flow of the first gas from the Karish reservoir is expected to take place during the second half of 2021. OPC rejected the contentions that a “force majeure” event is involved.

Due to the delay in supply of the gas from the Karish Reservoir, OPC Rotem and OPC Hadera will be required to acquire the quantity of gas it had planned to acquire from Energean for purposes of operation of the power plants at present gas prices, which is higher than the price stipulated in the Energean agreement. The delays in the commercial operation date of Energean, and in turn, a delay in supply of the gas from the Karish Reservoir, will have an unfavorable impact on OPC’s profits. In the agreements with Energean, compensation for delays had been provided, the amount of which depends on the reasons for the delay, where the limit with respect to the compensation in a case where the damages caused is “force majeure” is lower. It is noted that the damages that will be caused to OPC stemming from a delay could exceed the amount of the said compensation.

In 2021, OPC Rotem and OPC Hadera received reduced compensation of approximately $3 million (approximately NIS 9 million) and approximately $2 million (approximately NIS 7 million), respectively.

In May 2022, an amendment to the Energean Agreements was signed, which set out, among other things, arrangements pertaining to bringing forward the reduction of the quantities of gas supplied by OPC Rotem and OPC Hadera.

Energean issued OPC Hadera with a notice regarding the completion of the commissioning in relation to the OPC Hadera agreement and OPC Rotem agreement on February 28, 2023 and March 25, 2023 respectively. On March 26, 2023, Energean issued OPC Rotem with a notice in relation to commencement of commercial operation.

OPC Rotem and OPC Hadera recognized contractual financial amount in respect of a netting arrangement by bringing forward of the reduction notice. The total amount of NIS 18 million (approximately $5 million) was offset from cost of goods sold.

4.	Other contingent liabilities

a.
Bazan electricity purchase claim

In November 2017, a request was filed with the Tel Aviv-Jaffa District Court to approve a derivative claim on behalf of Bazan. The request is based on the petitioner's contention that the undertaking in the electricity purchase transaction between Bazan and OPC Rotem is an extraordinary interested party transaction that did not receive the approval of the general assembly of Bazan shareholders on the relevant dates. The respondents to the request include Bazan, OPC Rotem, the Israel Corporation Ltd. and the members of Bazan's Board of Directors at the time of entering into the electricity purchase transaction. The requested remedies include remedies such as an injunction and financial remedies.

In July 2018, OPC Rotem submitted its response to the request. Bazan’s request for summary judgement was denied. Negotiations are being held for entering into a compromise agreement that will settle a lawsuit against Rotem and others, which was filed in July 2022.

In February 2023 the court handed down a judgment that approved the settlement agreement and OPC Rotem paid NIS 2 million (approximately $523 thousand), representing its share as set out in the settlement agreement.

b.
Oil Refineries Ltd. (now known as “Bazan”) gas purchase claim

In January 2018, a request was filed with the Tel Aviv-Jaffa District Court to approve a derivative claim by a shareholder of Bazan against former and current directors of Bazan, Israel Chemicals Ltd., OPC Rotem, OPC Hadera and IC (collectively the "Group Companies"), over: (1) a transaction of the Group Companies for the purchase of natural gas from Tamar Partners, (2) transactions of the Group Companies for the purchase of natural gas from Energean Israel Ltd. (“Energean”) and (3) transaction for sale of surplus gas to Bazan.

In August 2018, the Group Companies submitted their response to the claim filed. OPC rejected the contentions appearing in the claim and requested summary dismissal of the claim. Evidentiary hearings were held in the second half of 2021, after which summations were submitted in November 2022. In November 2023, the Court dismissed the entire motion.

c.
Inkia Energy Limited (liquidated in 2019)

In December 2017, Kenon, through its wholly-owned subsidiary Inkia Energy Limited (“Inkia”), sold its Latin American and Caribbean power business to an infrastructure private equity firm, I Squared Capital (“ISQ”). Inkia agreed to indemnify the buyer and its successors, permitted assigns, and affiliates against certain losses arising from a breach of Inkia’s representations and warranties and certain tax matters, subject to certain time and monetary limits depending on the particular indemnity obligation. These indemnification obligations were supported by (a) a three-year pledge of shares of OPC which represented 25% of OPC’s outstanding shares, (b) a deferral of $175 million of the sale price in the form of a four-year $175 million Deferred Payment Agreement, accruing interest at 8% per year and payable in-kind, and (c) a three-year corporate guarantee from Kenon for all of the Inkia’s indemnification obligations, all of the foregoing periods running from the closing date of December 31, 2017. In December 2018, the indemnification commitment was assigned by Inkia to a fellow wholly owned subsidiary of Kenon.

In October 2020, as part of an early repayment of the deferred payment agreement where Kenon received $218 million ($188 million net of taxes), Kenon agreed to increase the number of OPC shares pledged to the buyer of the Inkia business to 55,000,000 shares and to extend the pledge of OPC shares and the corporate guarantee from Kenon for all of Inkia’s indemnification obligations until December 31, 2021.

In March 2022, 53,500,000 shares were released from pledge, and 1,500,000 shares of OPC remain pledged in light of an indemnity claim relating to a tax assessment claim in the amount of $11 million.

In August 2023, all of OPC shares that were previously pledged as part of the Inkia sale were released as part of a settlement agreement.

d.
Tax equity partner agreement in Maple Hill

On May 12, 2023, CPV Group entered into an investment agreement with a tax equity partner totaling approximately $82 million in the Maple Hill project (hereinafter - the “Project”). Pursuant to the Agreement, the tax equity partner’s investment in the Project shall be provided in part (20%) on the date of completion of the construction works (Mechanical Completion) and the remainder (80%) on the Commercial Operation Date

In consideration for its investment in the project corporation, the tax equity partner is expected to receive most of the project’s tax benefits, including Investment Tax Credit (“ITC”) at a higher rate of 40%, and participation in the distributable free cash flow from the project. In addition, the tax equity partner is entitled to participate in the project's loss for tax purposes.

In December 2023, the terms and conditions for the commercial operation of the project were fully met in accordance with the tax equity investment agreement in the project, and the tax equity partner completed its entire investment in the project.

Immediately prior to the completion of the advancement of the tax equity partner’s investment, CPV Group and a third party entered into an agreement for the sale of the ITC grant in consideration for approximately $75 million, which constitute approximately 95% of its nominal value. As of December 31, 2023, CPV Group recognized the sale amount under “other current assets” financial caption, and an undertaking to transfer the sale amount to the tax equity partner under “trade and other payables” financial caption.

B.	Commitments

a.
OPC Power Plants

OPC entered into long-term service maintenance contracts for its operating power plants. The number of maintenance hours and price are specified in the agreements.

OPC entered into long-term infrastructure contracts with Israel National Gas Lines Ltd. (“INGL”) for use of PRMS at its operating power plants. The price is specified in the agreements.

OPC entered into long-term PPAs with its customers (of which some included construction of generation facilities) for sale of electricity and gas. The supply quantity, period and pricing are specified in the agreements. OPC has also entered into long-term PPAs with its suppliers for purchase of electricity and gas. The minimum purchase quantity, period and pricing are specified in the agreements.

OPC entered into long-term construction agreements for constructing its power plants. The price, technical and engineering specifications, and work milestones are specified in the agreements. For more information relating to the construction of the Tzomet power plant, refer to 18.A.2.b.

b.
CPV Group

In June 2023, CPV Group entered into an Engineering, Procurement and Construction ("EPC”) agreement with a construction contractor in respect of the Backbone project. As of the approval date of the financial statements, the total consideration in the EPC agreement was set at a fixed amount of NIS 650 million (approximately $175 million), which will be paid in accordance with the milestones set in the EPC agreement.